EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of DISTRIBUTION MANAGEMENT SERVICES, INC. (the "Company") on Form 10-KSB for the period ending May 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Leo Greenfield, Principal Executive Officer and Principal Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

          2. The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the Company.


Date: June 12, 2006                              s/s Leo Greenfield
                                                 -------------------------------
                                                 Leo Greenfield
                                                 Principal Executive Officer and
                                                 Principal Accounting Officer